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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 6, 1999
                               (November 4, 1998)

                         ------------------------------

                               BANCORPSOUTH, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          MISSISSIPPI                                   0-10826                                  64-0659571
--------------------------------            --------------------------------           -------------------------------
 (State or Other Jurisdiction                  (Commission File Number)                       (I.R.S. Employer
       of Incorporation)                                                                   Identification Number)




                  ONE MISSISSIPPI PLAZA TUPELO,
                           MISSISSIPPI                                           38801
                -----------------------------------                  ------------------------------
                 (Address of Principal Executive                              (Zip Code)
                             Offices)

                                 (601) 680-2000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)



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ITEM 5.  OTHER EVENTS

         On November 4, 1998, the Registrant issued a press release regarding the Registrant's proposed merger with HomeBanc Corporation, which is expected to close during the first quarter of 1999. A copy of the press release is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

         Statements contained in this Current Report which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, those relating to the likelihood of the merger closing and the combined operations of the two companies. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the anticipated results. These risks and uncertainties include failure to obtain necessary regulatory or shareholder approval, failure of other conditions to closing to be satisfied, possibility of competing bids, regulatory constraints and other factors as may be identified from time to time in the Registrant's filings with the Securities and Exchange Commission or in the Registrant's press releases.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is filed herewith:

Exhibit Number                      Description
--------------                      -----------
99.1                                Press Release of the Registrant, released on
                                    November 4, 1998


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BANCORPSOUTH, INC.


                                    By:  /s/ L. NASH ALLEN, JR.
                                         -------------------------------------
                                         L. Nash Allen, Jr.
                                         Treasurer and Chief Financial Officer



Date:  January 5, 1999


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                                 EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------
99.1                                Press Release of the Registrant, released on
                                    November 4, 1998


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